                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                           THE SECURITIES ACT OF 1934

Date of Report (Date of earliest event reported): MAY 31, 2003

                           DVI RECEIVABLES CORP. VIII
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             (Exact name of registrant as specified in its charter)

            DELAWARE                    333-81454               25-1824148
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(State or other jurisdiction of  (Commission File Number)   (I.R.S. Employer
incorporation or organization)                            Identification Number)

2500 YORK ROAD
JAMISON, PENNSYLVANIA                                              18929
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(Address of principal executive offices)                         (Zip Code)

Registrant's telephone number, including area code: (215) 488-5000

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         (Former name or former address, if changed since last report.)

Item 7. Financial Statements and Exhibits

Exhibit 99.1 DVI Receivables VIII 1999-1 Servicer Report for month ending May 31, 2003, payment date June 13, 2003

Exhibit 99.2 DVI Receivables X 1999-2 Servicer Report for month ending May 31, 2003, payment date June 13, 2003

Exhibit 99.3 DVI Receivables XI, L.L.C. 2000-1 Servicer Report for month ending May 31, 2003, payment date June 16, 2003

Exhibit 99.4 DVI Receivables XII, L.L.C. 2000-2 Servicer Report for month ending May 31, 2003, payment date June 12, 2003

Exhibit 99.5 DVI Receivables XIV, L.L.C. 2001-1 Servicer Report for month ending May 31, 2003, payment date June 11, 2003

Exhibit 99.6 DVI Receivables XVI, L.L.C. 2001-2 Servicer Report for month ending May 31, 2003, payment date June 11, 2003

Exhibit 99.7 DVI Receivables XVII, L.L.C. 2002-1 Servicer Report for month ending May 31, 2003, payment date June 12, 2003

Exhibit 99.8 DVI Receivables XVIII, L.L.C. 2002-2 Servicer Report for month ending May 31, 2003, payment date June 12, 2003

Exhibit 99.9 DVI Receivables XIX, L.L.C. 2003-1 Servicer Report for month ending May 31, 2003, payment date June 12, 2003

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 DVI Receivables Corp. VIII
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                                                        (Registrant)

Dated: June 24, 2003                         By: /s/ Steven R. Garfinkel
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                                                 Steven R. Garfinkel
                                                 Executive Vice President and
                                                 Chief Financial Officer

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